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                                                                Exhibit 4(a)




                                                          CUSIP
                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
                        LINCOLN ELECTRIC HOLDINGS, INC.

                                CLEVELAND, OHIO

       THIS CERTIFIES THAT

       is the owner of                                      Common Shares
       without par value, fully paid and non-assessable, of

                        LINCOLN ELECTRIC HOLDINGS, INC.

       transferable on the books of said Company in person or by duly authorized attorney upon surrender of this Certificate duly endorsed.

             This certificate shall not be valid until countersigned by the Transfer Agent and registered by the registrar.

             WITNESS the seal of the Company and the signatures of its duly authorized officers.

       Dated:

     /s/ Frederick G. Stueber                          /s/ Anthony A. Massaro
------------------------------------------------  ------------------------------------------------
Secretary                                         Chairman of the Board

                               (linseal.eps LOGO)

Countersigned and Registered
                         HARRIS TRUST AND SAVINGS BANK
                                 (Chicago, IL)
                                                    Transfer Agent and Registrar
By

                                                            Authorized Signature
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Lincoln Electric Holdings, Inc. will furnish without charge to each shareholder who so requests, within five days after receipt of such request, a statement of the express terms of shares which Lincoln Electric Holdings, Inc. is authorized to issue. Any such request is to be in writing and addressed to the Secretary of Lincoln Electric Holdings, Inc., 22801 St. Clair Avenue, Cleveland, Ohio 44117-1199, or to the Transfer Agent named on the face of this certificate.

For value received ___________________  hereby sell, assign, and transfer unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney

to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises
Dated ________________________

In Presence of ________________________________________________________

______________________________

             NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST
             CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
             THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT
             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER